Exhibit 32.2

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. §1350,
 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of KKR & Co. Inc. (the "Corporation") on Form 10-K for the period ended December 31, 2019 as filed with the Securities and Exchange Commission (the "Report"), I, George R. Roberts, Co-Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date:	February 14, 2020

/s/ George R. Roberts
George R. Roberts
Co-Chief Executive Officer

*                                         The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.